Organization	12 Months Ended
Dec. 31, 2013
Organization [Abstract]
Organization

1. Organization

Description of Business

Ekso Bionics, Inc. (the "Company") was incorporated in January 2005 in the State of Delaware and is currently headquartered in Richmond, California. The Company, a leading developer and manufacturer of human bionic exoskeletons, was founded after the University of California at Berkeley's Robotics and Human Engineering Laboratory had a breakthrough in demonstrating human exoskeletons that are more energy efficient than previously thought possible.

Ekso Bionics pioneered the field of human exoskeletons to augment human strength, endurance and mobility. Ekso Bionics designs, develops and sells wearable robots, or "human exoskeletons," that have applications in medical, military, industrial, and consumer markets. The Company's exoskeleton systems are strapped over the user's clothing, enabling individuals with neurological conditions affecting gait (e.g., spinal cord injury or stroke) to walk again; permitting soldiers to carry heavy loads for long distances while mitigating lower back, knee, and ankle injuries; and allowing industrial workers to perform heavy duty work for extended periods.

Ekso Bionics' current medical device, or exoskeleton - the Ekso GTTM, or "Ekso," is used by hospitals on patients with lower extremity weakness or paralysis. Our products have been listed with the U.S. Food and Drug Administration ("FDA") and have received a CE Mark (indicating compliance with European Union legislation). We have sold over 50 devices to rehabilitation centers and individual users for rehabilitation since February 2012. Ekso Bionics also has a collaborative partnership with Lockheed Martin Corporation ("Lockheed") to develop products for military applications.

A wholly-owned UK subsidiary serves as the Company's sales and marketing agent for Ekso products in Europe.

Subsequent to December 31, 2013, the Company entered into a merger agreement with PN Medical Group Inc. See Note 18, Subsequent Events, Merger with Ekso Bionics Holdings, Inc.

Liquidity

The Company has incurred significant operating losses and negative cash flows from operations. At December 31, 2013, the Company had an accumulated deficit of $38,031,619, a working capital deficit of $8,851,717 and a stockholders' deficit of $36,372,708.

Management believes that the Company's cash resources as of December 31, 2013, along with the proceeds received in connection with the PPO discussed in Note 18, Subsequent Events, Merger with Ekso Bionics Holdings, Inc., received in January and February 2014, are sufficient to implement its business plan, support operations, fund research and development and meet its obligations through at least the middle of 2015. The Company plans to raise additional capital to finance its operations beyond the middle of 2015. There can be no assurance that financing will be available when required in sufficient amounts, on acceptable terms or at all. In the event that the necessary additional financing is not obtained, the Company may have to reduce its discretionary overhead costs substantially, including research and development, general and administrative and sales and marketing expenses or otherwise curtail operations.